Exhibit 10.1

Execution Version

BORROWER ASSUMPTION AGREEMENT

March 18, 2024

Reference is made to that certain (i) Second Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 19, 2016, as amended as of August 8, 2016, June 5, 2017, March 15, 2018, August 30, 2019, May 22, 2020, April 23, 2021, April 26, 2023 and September 6, 2023 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Blackrock Capital Investment Corporation, a Delaware corporation (the “Initial Borrower”); the Lenders from time to time party thereto; Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and Bank Of Montreal, Chicago Branch, as Syndication Agent, and (ii) Amended and Restated Guarantee and Security Agreement, dated as of December 6, 2006, as amended and restated as of March 13, 2013 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee and Security Agreement”), by and among the Initial Borrower, the Subsidiary Guarantors from time to time party thereto, the Administrative Agent, each “Financing Agent” and “Designated Indebtedness Holder” (as each such term is defined in the Guarantee and Security Agreement) from time to time party thereto, and Citibank, N.A., as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement or the Guarantee and Security Agreement, as applicable.

On the date hereof, the Initial Borrower merged with and into Reorganization Merger Sub (the “Successor Company”; such merger, the “Merger”), and pursuant to the Merger, the separate existence of the Borrower ceased with the Successor Company continuing as the surviving corporation.

As of and from the effective time of the Merger and the Eighth Amendment Reorganization Effective Date, and without limiting the assumption of the obligations of the Initial Borrower by the Successor Company that occurred by operation of law upon consummation of the Merger, the Successor Company shall be the Borrower under the Credit Agreement and each reference to “Borrower”, “New Borrower” and “Company” in the Credit Agreement shall mean the Successor Company.

1. Assumption. In furtherance of the foregoing, and without limiting the effect of any provision of applicable law, the Successor Company hereby irrevocably and unconditionally:

(a)           confirms and agrees that all references to the “Borrower”, “New Borrower” and “Company” in each of the Credit Agreement and the other Loan Documents shall include, and shall be deemed for all purposes to include, reference to the Successor Company, all with the same force and effect as if the Successor Company were a signatory to each such document;

(b)         confirms and agrees that the Secured Obligations and all other indebtedness, liabilities and obligations of the Borrower existing immediately prior to the Merger owing to the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and any other Secured Parties under the Credit Agreement and the other Loan Documents, and any unpaid balance thereof, shall be obligations of the Successor Company;

(c)           confirms and agrees that this Borrower Assumption Agreement (this “Agreement”) is in addition to and shall not limit, derogate from or otherwise affect the provisions of any of the Credit Agreement and the other Loan Documents;

(d)           ratifies and confirms in all respects the Credit Agreement and the other Loan Documents, each of which shall remain in full force and effect; and

(e)          represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank, the Lenders and the Secured Parties that (i) this Agreement is within its corporate powers and has been duly authorized by all necessary corporate and, if required, stockholder action of the Successor Company, (ii) this Agreement has been duly executed and delivered by the Successor Company, (iii) the Credit Agreement constitutes a legal, valid and binding obligation of the Successor Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) as of the date hereof, no Default or Event of Default has occurred and is continuing and (v) the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents (with references therein to the Borrower deemed to be references to the Successor Company for these purposes) are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it is true and correct in all respects) on and as of the date hereof, with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2. Security Interest.

(a)          The Successor Company hereby confirms the grant of a security interest in the Collateral (as such term is defined in the Guarantee and Security Agreement) to the Collateral Agent by the Borrower, acknowledges that it is the successor by merger to the Borrower and in addition, as collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of its Secured Obligations, the Successor Company hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a security interest in all of the Successor Company’s right, title and interest in, to and under the Collateral (as such term is defined in the Guarantee and Security Agreement), in each case whether tangible or intangible, wherever located, and whether now owned by the Successor Company or hereafter acquired and whether now existing or hereafter coming into existence; provided, that notwithstanding anything to the contrary in any Loan Document, in no event shall such security interest granted under this Section 2(a) attach to and the term “Collateral” shall not include any Excluded Assets (as such term is defined in the Guarantee and Security Agreement).

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(b)          The Successor Company hereby authorizes the Collateral Agent to file all such financing statements (including financing statements describing the Collateral in a supergeneric manner, including as “all assets of the debtor, whether now owned or hereafter acquired” or words of similar import) and continuation statements as may be necessary or desirable in the judgment of the Collateral Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights hereunder with respect to such security interest.

3. Loan Document. This Agreement is a Loan Document.  The provisions of Section 9.09 and 9.10 of the Credit Agreement as amended hereby shall apply to this Agreement, mutatis mutandis.

4. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

5. Counterparts; Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement shall become effective when executed by the Successor Company.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  Without limiting the generality of the foregoing, the parties hereto hereby (i) agree that, for all purposes, including in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Issuing Banks, the Borrower and the Successor Company, electronic images of this Agreement (including with respect to any signature pages hereto) shall have the same legal effect, validity and enforceability as any paper original and (ii) waive any argument, defense or right to contest the validity or enforceability of this Amendment based solely on the lack of paper original copies of this Agreement, including with respect to any signature pages hereto.

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IN WITNESS WHEREOF, the Successor Company has caused this Borrower Assumption Agreement to be duly executed and delivered as of the date first written above.

BCIC MERGER SUB, LLC,

By its Managing Member:

SPECIAL VALUE CONTINUATION PARTNERS LLC

By its Member:

BLACKROCK TCP CAPITAL CORP.

By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer

[Signature Page to Borrower Assumption Agreement]

Agreed by:

CITIBANK, N.A.,
as Administrative Agent and as Collateral Agent

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Vice President

[Signature Page to Borrower Assumption Agreement]